Exhibit 10.5

Execution Version

AMENDMENT NO. 3 TO SENIOR SECURED CREDIT AGREEMENT

AMENDMENT NO. 3 dated as of November 21, 2018 (this “Amendment No. 3”) among SOLAR CAPITAL LTD., a Maryland corporation (the “Borrower”), the undersigned Lenders constituting the Required Lenders (as defined in the Credit Agreement) (the “Consenting Lenders”) and CITIBANK, N.A., as administrative agent for the lenders party to the Credit Agreement referenced below (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the lenders party thereto and the Administrative Agent are parties to a Senior Secured Credit Agreement dated as of June 29, 2012 (as amended, modified and supplemented and in effect immediately prior to the effectiveness of this Amendment No. 3, the “Credit Agreement”);

Whereas, the Borrower has requested, and each of the Consenting Lenders and the Administrative Agent have agreed, to amend the Credit Agreement in order to effect the changes described below;

WHEREAS, pursuant to Section 9.02(b) of the Credit Agreement, the amendments requested by the Borrower must be contained in a written agreement signed by the Borrower and the Required Lenders;

NOW THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Borrower, the Consenting Lenders and the Administrative Agent hereby agrees as follows:

Section 1. Definitions.

(a) Except as otherwise defined in this Amendment No. 3, terms defined in the Credit Agreement (including the preamble and recitals above) are used herein as defined therein.

(b) References in the Credit Agreement and the other Loan Documents (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” “thereunder”, “thereby”, “therein”, or “thereof”) shall be deemed to be references to the Credit Agreement, as amended hereby.

Section 2. Amendments to Credit Agreement.

(a) The definition of “Applicable Margin” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Applicable Margin” means, (a) with respect to any Non-Extending Lender: (i) 1.25% per annum in the case of ABR Loans and (ii) 2.25% per annum in the case of Eurocurrency Loans, and (b) with respect to any Extending Lender: (i) if the Gross Borrowing Base (as of the most recently delivered Borrowing Base Certificate) is equal to or greater than 1.85 times the Covered Debt Amount (as of the most recently delivered Borrowing Base Certificate), (A) with respect to any ABR Loan, 1.00% per annum, and (B) with respect to any Eurocurrency Loan, 2.00% per annum and (ii) if the Gross Borrowing Base (as of the most recently delivered Borrowing Base Certificate) is less than 1.85 times the Covered Debt Amount (as of the most recently delivered Borrowing Base Certificate), (A) with respect to any ABR Loan, 1.25% per annum, and (B) with respect to any Eurocurrency Loan, 2.25% per annum. Any change in the Applicable Margin due to a change in the ratio of the Gross Borrowing Base to the Covered Debt Amount as set forth in any Borrowing Base Certificate shall be effective from and including the day immediately succeeding the date of delivery of such Borrowing Base Certificate; provided that (x) if any Borrowing Base Certificate has not been delivered in accordance with Section 5.01(d), then from and including the day immediately succeeding the date on which such Borrowing Base Certificate was required to be delivered, the Applicable Margin shall be the Applicable Margin set forth in clause (b)(ii) above, to and including the date on which the required Borrowing Base Certificate is delivered and (y) at any time that an Event of Default has occurred and is continuing to but excluding the date on which such Event of Default shall cease to be continuing, the Applicable Margin shall be the Applicable Margin set forth in clause (b)(ii) above.

(b) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the correct alphabetical order therein:

“Collateral Pool” means, at any time, each Portfolio Investment that has been Delivered (as defined in the Guarantee and Security Agreement) to the Collateral Agent and is subject to the Lien of the Guaranty and Security Agreement, and then only for so long as such Portfolio Investment continues to be Delivered as contemplated therein and in which the Collateral Agent has a first-priority perfected Lien as security for the Secured Obligations (subject to any Lien permitted by Section 6.02 hereof), provided that in the case of any Portfolio Investment in which the Collateral Agent has a first-priority perfected security interest pursuant to a valid Uniform Commercial Code filing (and for which no other method of perfection with a higher priority is possible), such Portfolio Investment may be included in the Borrowing Base so long as all remaining actions to complete “Delivery” are satisfied in full within 7 days of such inclusion.

“Combined Debt Amount” means, as of any date, (i) the aggregate amount of the Dollar Commitments and the Multicurrency Commitments as of such date (or, if greater, the Revolving Credit Exposures of all Lenders as of such date) plus (ii) the aggregate outstanding amount of Term Loans as of such date plus (iii) the aggregate amount of outstanding Designated Indebtedness.

“EBITDA” means the consolidated net income of the applicable Person (excluding extraordinary, unusual or non-recurring gains and extraordinary losses (to the extent excluded in the definition of “EBITDA” (or similar defined term used for the purposes contemplated herein) in the relevant agreement relating to the applicable Portfolio Investment)) for the relevant period plus, without duplication, the following to the extent deducted in calculating such consolidated net income in the relevant agreement relating to the applicable Portfolio Investment for such period: (i) consolidated interest charges for such period, (ii) the provision for federal, state, local and foreign income taxes payable for such period, (iii) depreciation and amortization expense for such period, and (iv) such other adjustments included in the definition of “EBITDA” (or similar defined term used for the purposes contemplated herein) in the relevant agreement relating to the applicable Portfolio Investment, provided that such adjustments are usual and customary and substantially comparable to market terms for substantially similar debt of other similarly situated borrowers at the time such relevant agreements are entered into as reasonably determined in good faith by the Borrower.

“Gross Borrowing Base” has the meaning assigned to such term in Section 5.13(a)(vi).

“Relevant Asset Coverage Ratio” means, as of any date, the Asset Coverage Ratio as of the most recent Quarterly Date.

(c) Section 2.10(c) of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

“; provided, solely to the extent such Borrowing Base Deficiency is due to a failure to satisfy the requirements of Section 5.13(a)(vi) as a consequence of a change in either (x) the ratio of the Gross Borrowing Base to the Senior Debt Amount or (y) the Relevant Asset Coverage Ratio from one quarterly period to the next, such 30-Business Day period shall be extended to a 45-Business Day period solely with respect to compliance with Section 5.13(a)(vi).”

(d) Section 5.13 of the Credit Agreement is hereby amended and restated as set forth on Annex A hereto.

(e) Section 6.07(b) of the Credit Agreement is hereby amended by replacing the reference to “2.00” therein with “1.50”.

(f) Clause (e) of Article VII is hereby amended by inserting the following proviso at the end thereof:

“; provided further, such 30-Business Day period shall be extended to a 45-Business Day period solely to the extent as provided in Section 2.10(c) in order to cure any failure to satisfy Section 5.13(a)(vi)”

(g) The reference to the “Borrowing Base” in Sections 6.03(d)(ii)(y), 6.05(d) and 9.02(c)(ii)(2)(B)(II) of the Credit Agreement are hereby amended to be references to “Gross Borrowing Base”.

(h) Exhibit C to the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex B hereto.

Section 3. Representations and Warranties.

The Borrower represents and warrants to the Consenting Lenders and the Administrative Agent, as of the date of this Amendment No. 3 and on and as of the Amendment Effective Date (as defined below) and immediately after giving effect to this Amendment No. 3, as follows:

(a) Authorization; Enforceability. This Amendment No. 3 has been duly authorized, executed and delivered by the Borrower and each of this Amendment No. 3 and the Credit Agreement, as amended by this Amendment No. 3, constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) No Conflict. Neither the execution, delivery and performance of this Amendment No. 3 nor the transactions contemplated herein will (i) violate any applicable law or regulation or the limited liability company operating agreement, charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority or (ii) violate or result in a default in any material respect under any Loan Document or any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person.

(c) Continued Security Interest. On the date of this Amendment No. 3 and after giving effect to this Amendment No. 3 and the transactions contemplated herein, the security interest created by and provided for in the Security Documents, shall constitute a valid first and prior perfected Lien on the Collateral (except that any such security interest in a Special Equity Interest may be subject to a Lien in favor of a creditor of the issuer of such Special Equity Interest as contemplated by the definition of such term in Section 1.02 of the Guarantee and Security Agreement). The Borrower hereby acknowledges and agrees that this Amendment No. 3 shall in no way constitute a release of the Borrower from its obligations under the Guarantee and Security Agreement.

(d) Solvency. Immediately after the consummation of the transactions contemplated by this Amendment No. 3, the present fair value of the assets of the Borrower will exceed the sum of the probable liabilities and identified contingent liabilities of the Borrower. The Borrower is solvent both before and after giving effect to the execution, delivery and performance of this Amendment No. 3 and the Credit Agreement (as amended by this Amendment No. 3) and the other Loan Documents and the consummation of the transactions contemplated by this Amendment No. 3, and is not, and after giving effect to the execution, delivery and performance of this Amendment No. 3 and the Credit Agreement (as amended by this Amendment No. 3) and the other Loan Documents and the consummation of the transactions contemplated by this Amendment No. 3, will not be (A) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted and (B) unable to pay its debts (contingent or otherwise) as they mature.

(e) Representations in Loan Documents. The representations and warranties of the Borrower set forth in Article III of the Credit Agreement (as amended hereby) and in the other Loan Documents are true and correct in all material respects (except to the extent any such representation or warranty is itself qualified by materiality or reference to a Material Adverse Effect, in which case it is true and correct in all respects, subject to such qualification) on and as of the date of this Amendment No. 3 and on the Amendment Effective Date (as defined below).

(f) No Default. No Default has occurred and is continuing.

Section 4. Conditions Precedent.

This Amendment No. 3 shall become effective as of the date (the “Amendment Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:

(a) The Administrative Agent shall have received one or more counterparts of this Amendment No. 3 executed by the Borrower and each of the Consenting Lenders;

(b) The Borrower shall have paid such reasonable and documented fees and expenses of Chadbourne & Parke LLP, special New York counsel to the Administrative Agent, in connection with the ongoing administration of the Credit Agreement, the negotiation, preparation, execution and delivery of this Amendment No. 3 and the other Loan Documents (to the extent that statements for such fees and expenses have been delivered to the Borrower).

Section 5. Miscellaneous.

(a) Except as herein provided, the Credit Agreement shall remain unchanged. The Credit Agreement, as specifically amended by this Amendment No. 3, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b) This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment No. 3 by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment No. 3.

(c) This Amendment No. 3 shall be construed in accordance with and governed by the law of the State of New York. The provisions of Sections 9.09(b), 9.09(c) , 9.09(d) and Section 9.10 of the Credit Agreement are hereby incorporated herein, mutatis mutandis, as if a part hereof.

(d) This Amendment No. 3 is a Loan Document.

(e) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

[Remainder of page intentionally left blank; signatures follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.

SOLAR CAPITAL LTD.

By:
Name: Title:

[Signature Page to Amendment No. 3]

CITIBANK, N.A., as Administrative Agent and as a Lender

By:
Name: Title:

[Signature Page to Amendment No. 3]

[LENDER SIGNATURE PAGES TO BE INSERTED]

[Signature Page to Amendment No. 3]

Annex A

SECTION 5.13. Calculation of Borrowing Base.

(a) For purposes of this Agreement, the “Borrowing Base” shall be determined, as at any date of determination, as the sum of the Advance Rates of the Value of each Portfolio Investment (excluding any cash held by the Administrative Agent pursuant to Section 2.05(k)), provided that:

(i) if, as of such date, the Relevant Asset Coverage Ratio is (A) greater than or equal to 2.00:1:00, the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments (other than Cash and Cash Equivalents) of all issuers in a consolidated group of corporations or other entities in accordance with GAAP exceeding 6% of the aggregate Value of all Portfolio Investments in the Collateral Pool, shall be 50% of the otherwise applicable Advance Rate; (B) less than 2.00:1:00 and greater than or equal to 1.75:1.00, the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments (other than Cash and Cash Equivalents) of all issuers in a consolidated group of corporations or other entities in accordance with GAAP exceeding 5% of the aggregate Value of all Portfolio Investments in the Collateral Pool, shall be 50% of the otherwise applicable Advance Rate or (C) less than 1.75:1:00, the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments (other than Cash and Cash Equivalents) of all issuers in a consolidated group of corporations or other entities in accordance with GAAP exceeding 4% of the aggregate Value of all Portfolio Investments in the Collateral Pool, shall be 50% of the otherwise applicable Advance Rate;

(ii) if, as of such date, the Relevant Asset Coverage Ratio is (A) greater than or equal to 2.00:1:00, the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments (other than Cash and Cash Equivalents) of all issuers in a consolidated group of corporations or other entities in accordance with GAAP exceeding 12% of the aggregate Value of all Portfolio Investments in the Collateral Pool shall be 0%; (B) less than 2.00:1:00 and greater than or equal to 1.75:1.00, the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments (other than Cash and Cash Equivalents) of all issuers in a consolidated group of corporations or other entities in accordance with GAAP exceeding 10% of the aggregate Value of all Portfolio Investments in the Collateral Pool shall be 0% or (C) less than 1.75:1:00, the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments (other than Cash and Cash Equivalents) of all issuers in a consolidated group of corporations or other entities in accordance with GAAP exceeding 8% of the aggregate Value of all Portfolio Investments in the Collateral Pool shall be 0%;

(iii) if, as of such date, the Relevant Asset Coverage Ratio is (A) greater than or equal to 2.00:1:00, the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments (other than Cash and Cash Equivalents) in any single Industry Classification Group that exceeds 25% of the aggregate Value of all Portfolio Investments in the Collateral Pool shall be 0%, (B) less than 2.00:1:00 and greater than or equal to 1.75:1.00, the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments (other than Cash and Cash Equivalents) in any single Industry Classification Group that exceeds 20% of the aggregate Value of all Portfolio Investments in the Collateral Pool shall be 0%, provided that, with respect to Portfolio Investments in the Collateral Pool in a single Industry Classification Group from time to time designated by the Borrower to the Administrative Agent, such 20% figure shall be increased to 25%, or (C) less than 1.75:1:00, the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments (other than Cash and Cash Equivalents) in any single Industry Classification Group that exceeds 20% of the aggregate Value of all Portfolio Investments in the Collateral Pool shall be 0%;

(iv) if, as of such date, the Relevant Asset Coverage Ratio is (A) greater than or equal to 2.00:1:00, the Advance Rate applicable to that portion of the aggregate Value of the Borrower’s investments in Non-Core Investments shall be 0% to the extent necessary so that no more than 20% of the Borrowing Base is attributable to such investments, (B) less than 2.00:1:00 and greater than or equal to 1.75:1.00, the Advance Rate applicable to that portion of the aggregate Value of the Borrower’s investments in Non-Core Investments shall be 0% to the extent necessary so that no more than 10% of the Borrowing Base is attributable to such investments or (C) less than 1.75:1:00, the Advance Rate applicable to that portion of the aggregate Value of the Borrower’s investments in Non-Core Investments shall be 0% to the extent necessary so that no more than 5% of the Borrowing Base is attributable to such investments;

(v) if, as of such date, the Relevant Asset Coverage Ratio is (A) less than 2.00:1:00 and greater than or equal to 1.75:1.00, the Advance Rate applicable to that portion of the aggregate Value of the Borrower’s investments in Junior Investments and Non-Core Investments shall be 0% to the extent necessary so that no more than 30% of the Borrowing Base is attributable to such investments or (B) less than 1.75:1:00, the Advance Rate applicable to that portion of the aggregate Value of the Borrower’s investments in Junior Investments and Non-Core Investments shall be 0% to the extent necessary so that no more than 20% of the Borrowing Base is attributable to such investments;

(vi) if, as of such date, (A)(1) the Borrowing Base (without giving effect to any adjustment required pursuant to this paragraph (a)(vi), the “Gross Borrowing Base”) is less than 1.5 times the Senior Debt Amount and (2) the Relevant Asset Coverage Ratio is less than 2.00:1:00 and greater than or equal to 1.75:1.00, then the Borrowing Base shall be reduced to the extent necessary such that the contribution of Senior Investments to the Borrowing Base may not be less than 60% of the Covered Debt Amount, (B)(1) the Gross Borrowing Base is less than 1.5 times the Senior Debt Amount and (2) the Relevant Asset Coverage Ratio is less than 1.75:1.00, then the Borrowing Base shall be reduced to the extent necessary such that the contribution of Senior Investments to the Borrowing Base may not be less than 75% of the Covered Debt Amount, (C)(1) the Gross Borrowing Base is greater than or equal to 1.5 times the Senior Debt Amount and (2) the Relevant Asset Coverage Ratio is less than 2.00:1.00 and greater than or equal to 1.75:1.00, then the Borrowing Base shall be reduced to the extent necessary such that the contribution of Senior Investments to the Borrowing Base may not be less than 40% of the Covered Debt Amount or (D)(1) the Gross Borrowing Base is greater than or equal to 1.5 times the Senior Debt Amount and (2) the Relevant Asset Coverage Ratio is less than 1.75:1.00, then the Borrowing Base shall be reduced to the extent necessary such that the contribution of Senior Investments to the Borrowing Base may not be less than 60% of the Covered Debt Amount;

(vii) if, as of such date, the Relevant Asset Coverage Ratio is (i) greater than or equal to 2.00:1:00, the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments (other than Cash and Cash Equivalents) attributable to Venture Loans exceeding 30% of the aggregate Value of all Portfolio Investments in the Collateral Pool, shall be 0%; (ii) less than 2.00:1:00 and greater than or equal to 1.75:1.00, the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments (other than Cash and Cash Equivalents) attributable to Venture Loans exceeding 25% of the aggregate Value of all Portfolio Investments in the Collateral Pool, shall be 0% or (iii) less than 1.75:1:00, the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments (other than Cash and Cash Equivalents) attributable to Venture Loans exceeding 20% of the aggregate Value of all Portfolio Investments in the Collateral Pool, shall be 0%;

(viii) the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments (other than Common Equity) in which the Borrower has a controlling influence as determined under the Investment Company Act that exceeds 5% of Shareholders’ Equity of the Borrower (which for purposes of this calculation shall exclude the aggregate amount of investments in, and advances to, Financing Subsidiaries) shall be the Advance Rate applicable to Performing Common Equity (to the extent such Portfolio Investments are Performing) or 0%; and

(ix) the Advance Rate applicable to that portion of the Value of the Portfolio Investments attributable to any investment in a Financing Subsidiary shall be 0%.

(b) No Portfolio Investment may be included in the Borrowing Base until such time as such Portfolio Investment has been Delivered (as defined in the Guarantee and Security Agreement) to the Collateral Agent, and then only for so long as such Portfolio Investment continues to be Delivered as contemplated therein; provided that in the case of any Portfolio Investment in which the Collateral Agent has a first-priority perfected security interest pursuant to a valid Uniform Commercial Code filing (and for which no other method of perfection with a higher priority is possible), such Portfolio Investment may be included in the Borrowing Base so long as all remaining actions to complete “Delivery” are satisfied within 7 days of such inclusion. Voting stock of any Controlled Foreign Corporation in excess of 66% of the issued and outstanding voting stock of such Controlled Foreign Corporation shall not be included as a Portfolio Investment for purposes of calculating the Borrowing Base.

For the avoidance of doubt, to avoid double-counting of excess concentrations, any Advance Rate reductions set forth under this Section 5.13 shall be without duplication of any other such Advance Rate reductions. For purposes of the categorization of each Portfolio

Investment in accordance with this Section 5.13, the amount of any “first lien debt” or EBITDA with respect to any Portfolio Investment shall be determined using the most recent quarterly valuation determined in accordance with the valuation procedures set forth in Section 5.12(b)(ii)(B).

(c) As used herein, the following terms have the following meanings:

“Advance Rate” means, as to any Portfolio Investment as of any date and subject to adjustment as provided in Section 5.13(a)(i) through (x) (other than clause (vi) and as provided below based on the Relevant Asset Coverage Ratio as of such date, the following percentages with respect to such Portfolio Investment:

Portfolio Investment[1]	Relevant Asset Coverage Ratio > 2.00:1:00		2.00:1:00 > Relevant Asset Coverage Ratio > 1.75:1.00		1.75:1:00 > Relevant Asset Coverage Ratio > 1.50:1.00
	Quoted	Unquoted	Quoted	Unquoted	Quoted	Unquoted
Cash, Cash Equivalents and Short-Term U.S. Government Securities	100%	n.a.	100%	n.a.	100%	n.a.
Long-Term U.S. Government Securities	95%	n.a.	95%	n.a.	95%	n.a.
Performing First Lien Bank Loans	85%	75%	85%	75%	85%	75%
Performing First Lien Venture Loans	85%	75%	80%	70%	75%	65%
Performing First Lien Unitranche Bank Loans	85%	75%	80%	70%	75%	65%
Performing First Lien Last Out Bank Loans	80%	70%	75%	65%	70%	60%
Performing Second Lien Bank Loans	75%	65%	70%	60%	65%	55%
Performing Cash Pay High Yield Securities	70%	60%	65%	55%	60%	50%

[1]

The above categories are intended to be indicative of the traditional investment types in a fully capitalized issuer. All determinations of whether a particular portfolio investment belongs to one category or another shall be made by the Borrower on a consistent basis with the foregoing.

Portfolio Investment[1]	Relevant Asset Coverage Ratio > 2.00:1:00		2.00:1:00 > Relevant Asset Coverage Ratio > 1.75:1.00		1.75:1:00 > Relevant Asset Coverage Ratio > 1.50:1.00
	Quoted	Unquoted	Quoted	Unquoted	Quoted	Unquoted
Performing Cash Pay Mezzanine Investments	65%	55%	60%	50%	55%	45%
Performing Non-Cash Pay High Yield Securities	60%	50%	55%	45%	50%	40%
Performing Non-Cash Pay Mezzanine Investments	55%	45%	50%	40%	45%	35%
Performing Preferred Equity	55%	45%	50%	40%	45%	35%
Performing Common Equity	30%	20%	25%	20%	20%	20%
Non-Performing First Lien Bank Loans	45%	45%	40%	40%	35%	35%
Non-Performing First Lien Unitranche Bank Loans	45%	45%	40%	40%	35%	35%
Non-Performing Venture Loans	40%	35%	35%	30%	30%	25%
Non-Performing First Lien Last Out Bank Loans	40%	35%	35%	30%	30%	25%
Non-Performing Second Lien Bank Loans	40%	30%	35%	25%	30%	20%
Non-Performing High Yield Securities	30%	30%	25%	25%	20%	20%
Non-Performing Mezzanine Investments	30%	25%	25%	20%	20%	20%
Non-Performing Preferred Equity	0%	0%	0%	0%	0%	0%
Non-Performing Common Equity	0%	0%	0%	0%	0%	0%

“Bank Loans” means debt obligations (including, without limitation, term loans, revolving loans, debtor-in-possession financings, the funded and unfunded portion of revolving credit lines and letter of credit facilities and other similar loans and investments including interim loans and senior subordinated loans) which are generally under a loan or credit facility.

“Capital Stock” of any Person means any and all shares of corporate stock (however designated) of, and any and all other equity interests and participations representing ownership interests (including membership interests and limited liability company interests) in, such Person; provided, however, that trust certificates, preference shares, unrated subordinated notes, combination notes and other residual or equity interests of a Person whose primary business is investing in and/or purchasing loans or other financial assets shall not be considered “Capital Stock” to the extent that such Person finances the purchase of or investment in such loans or financial assets through the issuance of debt securities.

“Cash” has the meaning assigned to such term in Section 1.01 of this Agreement.

“Cash Equivalents” has the meaning assigned to such term in Section 1.01 of this Agreement.

“Cash Pay Bank Loans” means First Lien Bank Loans, First Lien Unitranche Bank Loans, First Lien Last Out Bank Loans and Second Lien Bank Loans as to which, at the time of determination, all of the interest on which is payable not less frequently than quarterly and for which not less than 2/3rds of the interest (including accretions and “pay-in-kind” interest) for the current monthly or quarterly period (as applicable) is payable in cash.

“Cash Pay Venture Loan” means First Lien Venture Loans as to which, at the time of determination, all of the interest on which is payable not less frequently than quarterly and for which not less than 2/3rds of the interest (including accretions and “pay-in-kind” interest) for the current monthly or quarterly period (as applicable) is payable in cash.

“First Lien Bank Loan” means a Bank Loan that is entitled to the benefit of a first lien and first priority perfected security interest (subject to any Permitted Prior Working Capital Lien and other customary encumbrances) on a substantial portion of the assets of the respective borrower and guarantors obligated in respect thereof, provided that any First Lien Bank Loan that is also a First Lien Unitranche Bank Loan shall be treated for purposes of determining the applicable Advance Rate as a First Lien Unitranche Bank Loan; provided, further, that any First Lien Bank Loan that is also a First Lien Last Out Bank Loan shall be treated for purposes of determining the applicable Advance Rate as a First Lien Last Out Bank Loan.

“First Lien Last Out Bank Loan” means a Bank Loan that is a First Lien Bank Loan, a portion of which is, in effect, subject to debt subordination and superpriority rights of other lenders following an event of default (such portion, a “last out” portion) provided, that the aggregate principal amount of the “last out” portion of such Bank Loan is at least 50% of the aggregate principal amount of any “first out” portion of such Bank Loan, provided, further that the underlying obligor with respect to such Bank Loan shall have a ratio of first lien debt (including the “first out” portion of such Bank Loan, but excluding the “last out” portion of such Bank Loan) to EBITDA that does not exceed 3.25:1.00 and a ratio of aggregate first lien debt (including both the “first out” portion and the “last out” portion of such Bank Loan) to EBITDA that does not exceed 5.25:1.00. An Obligor’s investment in the “last out” portion of a First Lien Last Out Bank Loan shall be treated as a First Lien Last Out Bank Loan for purposes of determining the applicable Advance Rate for such Portfolio Investment under this Agreement. For the avoidance of doubt, an Obligor’s investment in the portion of such Bank Loan that is not the last out portion (the “first out” portion) shall be treated as a First Lien Bank Loan for purposes of determining the applicable Advance Rate for such Portfolio Investment under this Agreement and an Obligor’s investment in any “last out” portion of a First Lien Bank Loan that does not meet the foregoing criteria shall be treated as a Second Lien Bank Loan.

“First Lien Unitranche Bank Loan” means a First Lien Bank Loan with a ratio of first lien debt to EBITDA that exceeds 5.25:1.00, and where the underlying borrower does not also have a Second Lien Bank Loan outstanding.

“First Lien Venture Loan” means a Venture Loan that is entitled to the benefit of a first lien and first priority perfected security interest (subject to any Permitted Prior Working Capital Lien and other customary encumbrances) on a substantial portion of the assets of the respective borrower and guarantors obligated in respect thereof.

“High Yield Securities” means debt Securities, in each case (a) issued by public or private issuers, (b) issued pursuant to an effective registration statement or pursuant to Rule 144A under the Securities Act (or any successor provision thereunder) and (c) that are not Cash Equivalents, Mezzanine Investments or Bank Loans.

“Junior Investments” means, collectively, Performing Cash Pay High Yield Securities and Performing Cash Pay Mezzanine Investments.

“Long-Term U.S. Government Securities” means U.S. Government Securities maturing more than three months from the applicable date of determination.

“Mezzanine Investments” means debt Securities (including convertible debt Securities (other than the “in-the-money” equity component thereof)) (a) issued by public or private issuers, (b) issued without registration under the Securities Act, (c) not issued pursuant to Rule 144A under the Securities Act (or any successor provision thereunder), (d) that are not Cash Equivalents and (e) contractually subordinated in right of payment to other debt of the same issuer.

“Non-Core Investments” means, collectively, Portfolio Investments in common equity, warrants, Non-Performing Bank Loans, Non-Performing High Yield Securities, Non-Performing Mezzanine Investments, Performing Non-Cash Pay High Yield Securities, Performing Preferred Equity, Performing Non-Cash Pay Mezzanine Investments and Performing Common Equity.

“Non-Performing Bank Loans” means, collectively, Non-Performing First Lien Bank Loans, Non-Performing First Lien Last Out Bank Loans, Non-Performing First Lien Unitranche Loans, Non-Performing Second Lien Bank Loans and Non-Performing Venture Loans.

“Non-Performing Common Equity” means Capital Stock (other than Preferred Stock) and warrants of an issuer having any debt outstanding that is non-Performing.

“Non-Performing First Lien Bank Loans” means First Lien Bank Loans other than Performing First Lien Bank Loans.

“Non-Performing Venture Loans” means Venture Loans other than Performing First Lien Venture Loans.

“Non-Performing First Lien Last Out Bank Loans” means First Lien Last Out Bank Loans other than Performing First Lien Bank Loans.

“Non-Performing First Lien Unitranche Bank Loans” means First Lien Unitranche Bank Loans other than Performing First Lien Bank Unitranche Loans.

“Non-Performing High Yield Securities” means High Yield Securities other than Performing High Yield Securities.

“Non-Performing Mezzanine Investments” means Mezzanine Investments other than Performing Mezzanine Investments.

“Non-Performing Preferred Equity” means Preferred Stock other than Performing Preferred Equity.

“Non-Performing Second Lien Bank Loans” means Second Lien Bank Loans other than Performing Second Lien Bank Loans.

“Performing” means (a) with respect to any Portfolio Investment that is debt, the issuer of such Portfolio Investment is not in default of any payment obligations in respect thereof, after the expiration of any applicable grace period and (b) with respect to any Portfolio Investment that is Preferred Stock, the issuer of such Portfolio Investment has not failed to meet any scheduled redemption obligations or to pay its latest declared cash dividend, after the expiration of any applicable grace period.

“Performing Cash Pay High Yield Securities” means High Yield Securities (a) as to which, at the time of determination, not less than 2/3rds of the interest (including accretions and “pay-in-kind” interest) for the current monthly, quarterly, semi-annual or annual period (as applicable) is payable in cash and (b) which are Performing.

“Performing Cash Pay Mezzanine Investments” means Mezzanine Investments (a) as to which, at the time of determination, not less than 2/3rds of the interest (including accretions and “pay-in-kind” interest) for the current monthly, quarterly, semi-annual or annual period (as applicable) is payable in cash and (b) which are Performing.

“Performing Common Equity” means Capital Stock (other than Preferred Stock) and warrants of an issuer all of whose outstanding debt is Performing.

“Performing First Lien Bank Loans” means First Lien Bank Loans which are Cash Pay Bank Loans and are Performing.

“Performing First Lien Last Out Bank Loans” means First Lien Last Out Bank Loans which are Cash Pay Bank Loans and are Performing.

“Performing First Lien Unitranche Bank Loans” means First Lien Unitranche Bank Loans which are Cash Pay Bank Loans and are Performing.

“Performing First Lien Venture Loans” means First Lien Venture Loans which are Cash Pay Venture Loans and are Performing.

“Performing Non-Cash Pay High Yield Securities” means Performing High Yield Securities other than Performing Cash Pay High Yield Securities.

“Performing Non-Cash Pay Mezzanine Investments” means Performing Mezzanine Investments other than Performing Cash Pay Mezzanine Investments.

“Performing Preferred Equity” means Preferred Stock of an issuer that has not failed to meet any scheduled redemption obligations or to pay its latest declared cash dividend, after the expiration of any applicable grace period.

“Performing Second Lien Bank Loans” means Second Lien Bank Loans which are Cash Pay Bank Loans and are Performing.

“Permitted Prior Working Capital Lien” means, with respect to any borrower under a Bank Loan, a security interest to secure a revolving facility for such borrower and any of its subsidiaries; provided that (i) such Bank Loan has a second priority lien on the collateral that is subject to the first priority lien of such revolving facility (or a pari passu lien on such collateral where the revolving facility has a super-priority right of payment), (ii) such revolving facility is not secured by any other assets (other than a pari passu lien or a second priority lien, subject to the first priority lien of the Bank Loan) and does not benefit from any standstill rights or other agreements (other than customary rights) with respect to any other assets and (iii) the maximum outstanding amount of such revolving facility is not greater than the lower of (a) 1.0x EBITDA of the borrower under such Bank Loan, and (b) 20% of the outstanding amount of the associated First Lien Bank Loan.

“Preferred Stock” as applied to the Capital Stock of any Person, means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to any shares (or other interests) of other Capital Stock of such Person, and shall include, without limitation, cumulative preferred, non-cumulative preferred, participating preferred and convertible preferred Capital Stock.

“Second Lien Bank Loan” means a Bank Loan that is entitled to the benefit of a second lien and second priority perfected security interest (subject to customary encumbrances) on a substantial portion of the assets of the respective borrower and guarantors obligated in respect thereof.

“Securities” means common and preferred stock, units and participations, member interests in limited liability companies, partnership interests in partnerships, notes, bonds, debentures, trust receipts and other obligations, instruments or evidences of indebtedness, including debt instruments of public and private issuers and tax-exempt securities (including warrants, rights, put and call options and other options relating thereto, representing rights, or any combination thereof) and other property or interests commonly regarded as securities or any form of interest or participation therein, but not including Bank Loans.

“Senior Debt Amount” means, on any date, the greater of (i) the Covered Debt Amount and (ii) the Combined Debt Amount.

“Senior Investments” means Cash, Cash Equivalents, Short-Term U.S. Government Securities, Long-Term U.S. Government Securities, Performing First Lien Bank Loans, Performing First Lien Last Out Bank Loans, Performing First Lien Unitranche Loans and Performing First Lien Venture Loans.

“Short-Term U.S. Government Securities” means U.S. Government Securities maturing within three months of the applicable date of determination.

“U.S. Government Securities” has the meaning assigned to such term in Section 1.01 of this Agreement.

“Value” means, with respect to any Portfolio Investment, the most recent value as determined pursuant to Section 5.12(b)(ii).

“Venture Loan” means a Portfolio Investment that is a “venture” loan and whose principal underlying collateral consists of an all asset lien (including accounts, inventory and equipment, where applicable) (subject to any “permitted liens” as defined in the applicable loan agreement for such Portfolio Investment or such comparable definition or provision if “permitted liens” is not defined therein) but with at least a negative pledge on the intellectual property, of an underlying obligor that is in the startup, R&D or early-stage commercial phase and whose principal business is in the bio-pharmaceutical, medical device, healthcare IT or Healthcare Services industries.

Annex B

[Form of Borrowing Base Certificate]

Monthly accounting period ended                 , 20    _

Reference is made to the Senior Secured Credit Agreement, dated as of June 29, 2012 (as modified and supplemented and in effect from time to time, the “Credit Agreement”), by and among Solar Capital Ltd. (the “Company”), the Lenders party thereto, Citibank, N.A., as Administrative Agent and the other parties party thereto. Terms defined in the Credit Agreement are used herein as defined therein. The contents of this certificate are confidential and subject to Section 9.13 of the Credit Agreement.

Pursuant to Section 5.01(d) of the Credit Agreement, the undersigned, the                 of the Company, and as such a Financial Officer of the Company, hereby certifies on behalf of the Company that attached hereto as Annex 1 is (a) a complete and correct list as at the end of the monthly accounting period ended                 , 20     of all Portfolio Investments included in the Collateral, indicating, in the case of each such Portfolio Investment, (i) the classification thereof for purposes of Section 5.13 of the Credit Agreement, (ii) the Value thereof as determined in accordance with Section 5.12 of the Credit Agreement, (iii) whether or not such Portfolio Investment has been Delivered (as defined in the Guarantee and Security Agreement), (iv) the Advance Rates (as adjusted pursuant to Section 5.13 of the Credit Agreement) applicable to each Portfolio Investment and (b) a true and correct calculation of the Borrowing Base as at the end of such monthly accounting determined in accordance with the requirements of the Credit Agreement.

IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed as of the                 day of                 , 20    .

Title: [Financial Officer]

Borrowing Base Certificate

Borrowing Base Calculations

Calculation of Available Borrowing Base or Deficiency:
(1) Total Borrowing Base:	$
(2) Calculation of Covered Debt Amount:	$
(a) Revolving Credit Exposure	$
(b) Principal amount of Term Loans outstanding	$
(c) The aggregate amount of Other Covered Indebtedness	$

(d)     from the date that is nine months prior to the maturity date of any Unsecured Longer-Term Indebtedness that matures less than six months after the Maturity Date, the outstanding amount of any such Unsecured Longer-Term Indebtedness

$
(e) LC Exposures fully cash collateralized	$
(f) Sum of (2)(a) plus (2)(b) plus (2)(c) plus (2)(d) minus (2)(e)	$
(3) Available Borrowing Base (Borrowing Base Deficiency): (1) minus (2)(f)	$
Gross Borrowing Base: (1) without giving effect to any adjustment required pursuant to Section 5.13(a)(vi)	$

Borrowing Base Certificate

Annex I

Portfolio Investments

Portfolio Investment	Classification	Value	Delivered [Yes/No]	Advance Rate

Borrowing Base Certificate

Exhibit A to Annex 1

Section 5.13(a)(i)

If, as of such date, the Relevant Asset Coverage Ratio is greater than or equal to 2.00:1:00, adjustments to the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments (other than Cash and Cash Equivalents) of all issuers in a consolidated group of corporations or other entities in accordance with GAAP exceeding 6% of the aggregate Value of all Portfolio Investments in the Collateral Pool:

50% of the otherwise applicable Advance Rate

If, as of such date, the Relevant Asset Coverage Ratio is less than 2.00:1:00 and greater than or equal to 1.75:1.00, adjustments to the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments (other than Cash and Cash Equivalents) of all issuers in a consolidated group of corporations or other entities in accordance with GAAP exceeding 5% of the aggregate Value of all Portfolio Investments in the Collateral Pool:

50% of the otherwise applicable Advance Rate

If, as of such date, the Relevant Asset Coverage Ratio is less than 1.75:1:00, adjustments to the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments (other than Cash and Cash Equivalents) of all issuers in a consolidated group of corporations or other entities in accordance with GAAP exceeding 4% of the aggregate Value of all Portfolio Investments in the Collateral Pool:

50% of the otherwise applicable Advance Rate

Section 5.13(a)(ii)

If, as of such date, the Relevant Asset Coverage Ratio is greater than or equal to 2.00:1:00, adjustments to the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments (other than Cash and Cash Equivalents) of all issuers in a consolidated group of corporations or other entities in accordance with GAAP exceeding 12% of the aggregate Value of all Portfolio Investments in the Collateral Pool:

0% of the otherwise applicable Advance Rate

If, as of such date, the Relevant Asset Coverage Ratio is less than 2.00:1:00 and greater than or equal to 1.75:1.00, adjustments to the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments (other than Cash and Cash Equivalents) of all issuers in a consolidated group of corporations or other entities in accordance with GAAP exceeding 10% of the aggregate Value of all Portfolio Investments in the Collateral Pool:

0% of the otherwise applicable Advance Rate

If, as of such date, the Relevant Asset Coverage Ratio is less than 1.75:1:00, adjustments to the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments

Borrowing Base Certificate

(other than Cash and Cash Equivalents) of all issuers in a consolidated group of corporations or other entities in accordance with GAAP exceeding 8% of the aggregate Value of all Portfolio Investments in the Collateral Pool:

0% of the otherwise applicable Advance Rate

Section 5.13(a)(iii)

If, as of such date, the Relevant Asset Coverage Ratio is greater than or equal to 2.00:1:00, adjustments to the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments (other than Cash and Cash Equivalents) in any single Industry Classification Group that exceeds 25% of the aggregate Value of all Portfolio Investments in the Collateral Pool:

0% of the otherwise applicable Advance Rate

If, as of such date, the Relevant Asset Coverage Ratio is less than 2.00:1:00 and greater than or equal to 1.75:1.00, adjustments to the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments (other than Cash and Cash Equivalents) in any single Industry Classification Group that exceeds 20% (or, with respect to Portfolio Investments in the Collateral Pool in a single Industry Classification Group from time to time designated by the Borrower to the Administrative Agent, such 20% figure shall be increased to 25%) of the aggregate Value of all Portfolio Investments in the Collateral Pool:

0% of the otherwise applicable Advance Rate

If, as of such date, the Relevant Asset Coverage Ratio is less than 1.75:1:00, adjustments to the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments (other than Cash and Cash Equivalents) in any single Industry Classification Group that exceeds 20% of the aggregate Value of all Portfolio Investments in the Collateral Pool:

0% of the otherwise applicable Advance Rate

Section 5.13(a)(iv)

If, as of such date, the Relevant Asset Coverage Ratio is greater than or equal to 2.00:1:00, adjustments to the Advance Rate applicable to that portion of the aggregate Value of the Borrower’s investments in Non-Core Investments:

0% of the otherwise applicable Advance Rate to the extent necessary so that no more than 20% of the Borrowing Base is attributable to such investments

If, as of such date, the Relevant Asset Coverage Ratio is less than 2.00:1:00 and greater than or equal to 1.75:1.00, adjustments to the Advance Rate applicable to that portion of the aggregate Value of the Borrower’s investments in Non-Core Investments:

0% of the otherwise applicable Advance Rate to the extent necessary so that no more than 10% of the Borrowing Base is attributable to such investments

Borrowing Base Certificate

If, as of such date, the Relevant Asset Coverage Ratio is less than 1.75:1:00, adjustments to the Advance Rate applicable to that portion of the aggregate Value of the Borrower’s investments in Non-Core Investments:

0% of the otherwise applicable Advance Rate to the extent necessary so that no more than 5% of the Borrowing Base is attributable to such investments

Section 5.13(a)(v)

If, as of such date, the Relevant Asset Coverage Ratio is less than 2.00:1:00 and greater than or equal to 1.75:1.00, adjustments to the Advance Rate applicable to that portion of the aggregate Value of the Borrower’s investments in Junior Investments and Non-Core Investments:

0% of the otherwise applicable Advance Rate to the extent necessary so that no more than 30% of the Borrowing Base is attributable to such investments

If, as of such date, the Relevant Asset Coverage Ratio is less than 1.75:1:00, adjustments to the Advance Rate applicable to that portion of the aggregate Value of the Borrower’s investments in Junior Investments and Non-Core Investments

0% of the otherwise applicable Advance Rate to the extent necessary so that no more than 20% of the Borrowing Base is attributable to such investments

Section 5.13(a)(vi)

If, as of such date, (1) the Gross Borrowing Base, is less than 1.5 times the Senior Debt Amount and (2) the Relevant Asset Coverage Ratio is less than 2.00:1:00 and greater than or equal to 1.75:1.00:

Reduction of the Borrowing Base to the extent necessary such that the contribution of Senior Investments to the Borrowing Base may not be less than 60% of the Covered Debt Amount

If, as of such date, (1) the Gross Borrowing Base is less than 1.5 times the Senior Debt Amount and (2) the Relevant Asset Coverage Ratio is less than 1.75:1.00:

Reduction of the Borrowing Base to the extent necessary such that the contribution of Senior Investments to the Borrowing Base may not be less than 75% of the Covered Debt Amount,

If, as of such date, (1) the Gross Borrowing Base is greater than or equal to 1.5 times the Senior Debt Amount and (2) the Relevant Asset Coverage Ratio is less than 2.00:1.00 and greater than or equal to 1.75:1.00:

Reduction of the Borrowing Base to the extent necessary such that the contribution of Senior Investments to the Borrowing Base may not be less than 40% of the Covered Debt Amount

Borrowing Base Certificate

If, as of such date, (1) the Gross Borrowing Base is greater than or equal to 1.5 times the Senior Debt Amount and (2) the Relevant Asset Coverage Ratio is less than 1.75:1.00:

Reduction of the Borrowing Base to the extent necessary such that the contribution of Senior Investments to the Borrowing Base may not be less than 60% of the Covered Debt Amount;

Section 5.13(a)(vii)

If, as of such date, the Relevant Asset Coverage Ratio is greater than or equal to 2.00:1:00, adjustments to the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments (other than Cash and Cash Equivalents) attributable to Venture Loans exceeding 30% of the aggregate Value of all Portfolio Investments in the Collateral Pool:

0% of the otherwise applicable Advance Rate

If, as of such date, the Relevant Asset Coverage Ratio is less than 2.00:1:00 and greater than or equal to 1.75:1.00, adjustments to the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments (other than Cash and Cash Equivalents) attributable to Venture Loans exceeding 25% of the aggregate Value of all Portfolio Investments in the Collateral Pool:

0% of the otherwise applicable Advance Rate

If, as of such date, the Relevant Asset Coverage Ratio is less than 1.75:1:00, adjustments to the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments (other than Cash and Cash Equivalents) attributable to Venture Loans exceeding 20% of the aggregate Value of all Portfolio Investments in the Collateral Pool:

0% of the otherwise applicable Advance Rate

Section 5.13(a)(viii)

Adjustments to Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments (other than Common Equity) in which the Borrower has a controlling influence as determined under the Investment Company Act that exceeds 5% of Shareholders’ Equity of the Borrower (which for purposes of this calculation shall exclude the aggregate amount of investments in, and advances to, Financing Subsidiaries):

Advance Rate applicable to Performing Common Equity (to the extent such Portfolio Investments are Performing) or 0% of the Advance Rate otherwise applicable.

Section 5.13(a)(ix)

Adjustments to Advance Rate applicable to that portion of the Value of the Portfolio Investments attributable to any investment in a Financing Subsidiary:

0% of the Advance Rate otherwise applicable

Borrowing Base Certificate